MFS(R) Emerging Growth Fund

                      Supplement to the Current Prospectus

Effective immediately, at the end of the fourth paragraph after the Average Annual Total Returns Table, the following is added:

For periods ended prior to March 31, 2004, performance for class I, class 529A and class R shares included the performance of the fund's class B shares (the "Prior Methodology"). Performance for class I, class 529A and class R shares, for periods prior to their offering, now includes the performance of the fund's class A shares because class A shares now have a 10 year performance history and operating expenses that are more similar to class I, class 529A and class R share operating expenses. Under the Prior Methodology, class I, class 529A and class R share performance would have been lower and, for the periods ending December 31, 2005, would have been: for class I shares, 8.93%-1 Year; (4.73)%--5 Years; and 4.27%-10 Years, for class 529A shares, 2.07%-1 Year; (6.52)% -5 Years; and 2.86%-10 Years and for class R shares, 8.40%-1 Year; (5.38)%-5 Years and 3.49%-10 Years.

                 The date of this Supplement is October 1, 2006.